Longbow Research Conference

May 30, 2007

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Certain statements provided in this presentation, including those that express a belief, expectation or intention and those that are not of historical fact, are “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
statements involve a number of risks and uncertainties and are intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These risks and uncertainties may cause actual results to differ materially from expected results and are described in detail in filings made by U.S. Concrete, Inc. (the “Company”) with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent Quarterly Reports on Form 10-Q.

The forward-looking statements speak only as of the date of this presentation. Investors are cautioned not to rely unduly on them. Many of these forward-looking statements are based on expectations and assumptions about future events that may prove to be inaccurate. The Company’s management considers these expectations and assumptions to be reasonable, but they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company undertakes no obligation to update these statements unless required by applicable securities laws.

Also, this presentation will contain various financial measures not in conformity with generally accepted accounting principles (“GAAP”).  A reconciliation to the most comparable GAAP financial measure can be found at the end of this presentation.

Forward-Looking Statement

Industry Overview

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Ready-Mixed Concrete Industry Overview

Source:  F.W. Dodge (Q42006).

U.S. Ready-Mixed End Use

Other Public Works

30%

Street & Highway

20%

Residential 31%

Commercial &  Industrial

21%

Highly Fragmented Industry

with 2,300 + Individual Producers

US CONCRETE

2000
2002
2003
2004
2007E
US Production
Net Imports
Consumption

160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
2006P
2010E
Public Construction
Nonresidential
Residential
Other

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

(Millions of metric tons)

Consumption Trends and Demand Forecast

Forecasted Cement Demand

U.S. Cement Capacity and

Consumption Forecast

CAGR: 2.6%

Source: Portland Cement Association, Fall 2006 Update.

(Thousands of metric tons)

122,056

122,457

125,949

130,464

134,989

Company Overview

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

U.S. Concrete Today

High Quality Asset Base

148 fixed and 9 portable ready-mixed concrete plants

9 precast concrete plants

3 concrete block plants

8 aggregates facilities with approximately 88 million tons of proven reserves

Approximately 1,500 mixer trucks

Operations in 11 states and the District of Columbia

Approximately 3,150 employees led by a highly experienced management team

Operate in more markets than many vertically integrated concrete producers

Our scale and scope leaves us well positioned to capitalize on future growth opportunities

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Disciplined Acquisition Strategy

Proven track record of making and integrating strategic acquisitions

Target well-managed businesses

Maintain disciplined pricing
methodology

Extract benefits through market
rationalization

Acquisition

Objectives

Target favorable markets

Increase operating density

Achieve rapid integration

Increase aggregate position in
strategic locations

Two pronged
growth strategy

Expand in Existing Markets

Enter New Geographic Markets

Increased market coverage

Improved utilization and flexibility of asset base

Increased cross-selling opportunities

Back office and operational cost rationalization

Existing market leadership position

Further diversification

Access to new and established customer relationships

Sustainable demand for additional upside

US CONCRETE

				✓		✓
				✓		✓
				✓		✓
				✓	✓	✓
				✓		
				✓		
				✓		✓
				✓		✓
				✓		

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Recent Acquisitions Update

Source: Company press releases.

(Dollars in millions)

JV

RMC plants, cement
terminal, aggregate
supply agreement

Edw. C. Levy

4/01/2007

$  3.0

RMC plants,

aggregates

Breckenridge

11/17/2006

$12.5

Aggregates

Pinnacle Materials

10/18/2006

4.8

Precast

Olson Precast

6/9/2006

14.3

RMC plants

City Concrete

11/1/2005

$251.9

Total

29.3

RMC plants,
aggregates

Go-Crete

12/5/2005

14.5

RMC plants,
aggregates

Kurtz Gravel

4/1/2006

5.0

Precast

Pre-Cast Mfg.

4/19/2006

$168.5

RMC plants,

hauling, aggregates

Alberta

07/05/2006

Purchase
Price

Type of Business

Company

Date
Completed

New
Market

In-Market

Vertical
Int.

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Diversified Operating Footprint

Precast Plant

Block Plant

Aggregates Quarry

Ready-Mixed Plant

Helps Provide Insulation From Local and Regional Economic Conditions

Geographic Distribution

Based on estimated PF revenues for the 12-month period

ended 12/31/06, excluding the effects of the

Pinnacle and Breckenridge acquisitions.

NY

PA

NJ

MD

DE

Santa Rosa

San
Francisco

Sacramento

San Jose

N. Calif

27%

S. CA / AZ

4%

Tenn / N.

Miss  5%

Michigan

11%

Atlantic

19%

Texas/

Okla

34%

Source: Company filings and press releases, excludes Pinnacle Materials assets

All Others,
21.0%
Michigan,
10.0%
New Jersey,
18.0%
Dallas/Ft.
Worth, 10.0%
Northern
California,
41.0%
All Others,
20.0%
Northern
California,
27.0%
Michigan,
11.0%
New Jersey,
14.0%
Dallas/Ft.
Worth, 28.0%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Geographic Diversification of 2005 and Estimated 2006 Pro Forma Revenue

2005

20061

1- 2005 and 2006 pro forma for full year acquisitions, excluding Pinnacle and Breckenridge

US CONCRETE

45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
2004
2005
2006
2007
2008
2009
2010
Maintenance & Repair
Non-Building
Non-Residential
Residential

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Growth in Ready-Mixed Demand by Segment

Source: F. W. Dodge Outlook QIV 2006

’07-’10

CAGR

2.0%

0.4%

-1.2%

’06-’07

Growth
Rate

-6.3%

5.5%

1.7%

1.3%

0.5%

Total

1.3%

1.6%

1.6%

$120
$100
$80
$60
$40
$20
$0
Avg. Ready-Mixed Selling Price
$108.10
$68.69
$107.74
$77.34
Northern California
Dallas/Ft. Worth
Northern New Jersey
Michigan

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Average Ready-Mixed Selling Price

For the year ended December 31, 2006

Average Ready-Mixed Selling Price

Avg. Ready-
Mixed Selling
Price for
RMIX $87.71

Residential
49 %
Commercial
40%
Public
Works
11%

Residential
40%
Commercial
47%
Public
Works
13%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Consolidated Ready-Mix Sales by Construction Type

U.S. Concrete 2006

Revenue Distribution

Pro Forma 2005

Revenue Distribution

Increased Aggregate Positions

65% / 35%

New Jersey

1.0 / 15 years

        19

Pinnacle

Third Party /
Internal
Sales

Markets Served

Annual Tons
Produced /

Remaining Life

Proven
Reserves1,2

Completed

        88

Total

54% / 46%

West Texas and Dallas / Fort
Worth Metroplex

1.1 / 35 years

        27

Alberta

8% / 92%

Dallas / Fort Worth Metroplex

.7 / 14 years

           7

Go-Crete

15% / 85%

Detroit, Michigan

.4 / 17 years

           4

Michigan

93% / 7%

Northern New Jersey

1.0 / 33 years

        31

Hamburg

1 - In millions of tons

2 - In April 2007, we leased our quarry in Michigan to our new joint venture partner for a royalty per ton.

Higher margin business

Security of supply to our ready-mixed concrete operations

Other acquisition opportunities

Michigan Joint Venture

Michigan JV

60% owned by U.S. Concrete, accounted for a consolidated subsidiary with minority interest accounting.  Three-year profit sharing agreement.

Allows USC to grow without significant capital outlays and combines with strong, reputable JV partner.  Levy strongly tied to Michigan and is highly respected and politically connected.

Continue to gain density in metro Detroit market and surrounding area, including lucrative markets at the airport and Ann Arbor, which relates to increased customer service capability.

Entry into cement terminal business with 24,000 ton terminal leased to the JV for ten years at $1 per year, then favorable terms thereafter.  Short term will provide insurance for market best cement costs.  Helps further long term vertical integration strategy.  Ultimately provides a vehicle for importation of both cement and slag cement (supplied by Levy).

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Favorable long-term aggregate supply agreement with Levy:

The supply agreement provides the JV with a guaranteed minimum of
6,000,000 tons of concrete quality aggregates over a ten year period with extensions in the future.

The supply agreement provides the JV with multiple aggregate locations and dock facilities spread throughout southeast Michigan.

The JV will have size and geographic diversity to cover fixed and
SG&A overhead.

Michigan JV

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

JV Post Formation

1

      Cement terminal

25

      Aggregate haulers

21

      Bulk hauler

275

      Front discharge mixer

23

      Ready-mixed plants

405

Estimated employees

Combined Entity

Financial Performance

2006 Highlights

Revenues of $790 million, up 37%

EBITDA of $75.6 million, $24 million higher than 2005

Ready-mixed concrete pricing increased 11%

Ready-mixed concrete volumes up 38%

Western precast and other concrete products up 18%

EPS was $0.50, 16% higher than 2005 (excluding goodwill impairment)

2006 Highlights

Completed the following acquisitions during 2006 which resulted in our revenues, net income and EBITDA exceeding 2005 by a significant margin:

Kurtz Sand & Gravel (Michigan)

Pre-Cast Mfg. (Phoenix)

Olson Precast Plant (Lathrop, California)

Alberta Investments (Dallas and West Texas)

Aggregate operations of Pinnacle Materials (New Jersey)

Breckenridge Ready Mix (West Texas)

Significantly increased aggregate position, proven reserves at 88 million tons

Restructured balance sheet with $90 million follow-on common stock offering and $85 million high yield additional note offering

Increased flexibility of ABL credit facility and upsized facility from $105 million to $150 million

First Quarter 2007 Highlights

Revenues increased 21% to $169 million

Pricing up 7.4% on same-store-sales basis

Ready-mixed concrete pricing up 7% with volumes up 19%

Same-store-sales volume down 17%

East coast impact

EBITDA of $4.5 million, up $.7 million

EPS was $(0.15) per share, in line with street expectations

Available credit was $85.5 million

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Leverage Profile

(in thousands except where otherwise indicated)

March 31,

2007

December 31,

200

6

Proforma

3/31/07

Cash and Cash Equivalents

$

9,

50

1

$

8,804

$

9,

50

1

Total Debt

312,523

303,292

312,523

Net Debt

303,022

294,488

303,022

Stockholders’ Equity

265,026

269,577

265,026

LTM EBITDA

79,606

78,786

86,796

LTM Fixed Charges

22,504

21,337

22,504

Total Debt to LTM EBITDA

3.9

x

3.8

x

3.6

x

Net Debt to LTM EBITDA

3.8

x

3.7

x

3.5

x

Fixed charge coverage

3.

5

x

3.7

x

3.

9

x

Debt to Capital

54

.0

%

52.

9

%

54.0

%

Weighted Average Cost of Debt

8.

34

%

8.39%

8.

34

%

Available borrowing capacity (in millions)

$

85.5

$

67.6

$

85.5

Four Year Performance Summary

Revenues

EBITDA

Net Income

EPS

$473

$501

$576

$790

0

400

$800

2003

2004

2005

2006

(Dollars in millions)

(Dollars in millions)

CAGR = 19.1%

$45

$41

$52

$76

0

40

$80

2003

2004(1)

2005

2006(2)

CAGR = 23.9%

2003

2005

2006(2)

(Dollars in millions)

Summary Financial Highlights

(in millions, except per share amounts)

CAGR = 18.6%

$10

$7

$13

$19

0

12

$24

2004(1)

CAGR = 10.6%

$.37

$.26

$.43

$.50

0

$.40

2003

2004(1)

2005(2)

2006

$.20

$.60

(1)Excludes non-recurring early extinguishment of debt cost

(2)Excludes 38.8 million (26.8, net of tax) goodwill

Non-GAAP Financial Measures

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Income (Loss) to EBITDA

(Unaudited)

USC

(amounts in thousands)

EBITDA

Three Months Ended

March 31, 2007

Net Income (Loss)

(5,729)

$

Addback:

     Interest Expense, net

6,867

     Income Tax Benefit

(3,844)

     Depreciation, Depletion, and Amortization Expense

7,218

EBITDA

4,512

$

EBITDA margin

2.7%

Disclosure Non-GAAP Financial Measures

U.S. Concrete, Inc. and Subsidaries

Reconciliation of Net Income (Loss) to EBITDA

(Unaudited)

USC

Alberta

Kurtz Gravel Company

(amounts in thousands)

EBITDA

EBITDA

EBITDA

Pro Forma Combined

Year Ended

6 Months Ended

3 Months Ended

Year Ended

December 31, 2006

June 30, 2006

March 31, 2006

12/31/2006*

Net Income (Loss)

(8,090)

$

3,140

$

(3,391)

$

(8,341)

$

Addback:

     Interest Expense, net

21,585

411

28

22,024

     Income Tax Provision (Benefit)

810

1,485

22

2,317

     Depreciation, Depletion, and Amortization Expense

22,322

4,152

208

26,682

     Goodwill and other asset impairments

38,964

-

-

38,964

     Purchase Price Adjustments

-

4,400

1,312

5,712

     Management fees

-

355

-

355

EBITDA

75,591

$

13,943

$

(1,821)

$

87,713

$

EBITDA margin

9.6%

14.5%

-55.4%

9.9%

* Excludes the effect of the Breckenridge, Pre-Cast Mfg. and Pinnalce acquisitions for periods prior to their respective acquisition dates

Disclosure Non-GAAP Financial Measures

Reconciliation of Net Income (Loss) to EBITDA

(unaudited)

(amounts in thousands)

2005

2004

2003

Net Income (Loss)

12,612

$

(10,539)

$

10,303

$

Cumulative Effect of Change in Accounting Principle

-

-

-

Income (Loss) before Cumulative Effect of Change in

     Accounting Principle

12,612

(10,539)

10,303

Addback:

     Interest Expense, net

17,315

16,523

16,855

     Income Tax Expense (Benefit)

8,121

(6,377)

5,274

     Loss on early extinguishment of debt

-

28,781

-

     Asset and Goodwill Impairments

-

541

-

     Depreciation, Depletion, and Amortization Expense

13,591

12,669

12,441

EBITDA

51,639

$

41,598

$

44,873

$

EBITDA margin

9.0%

8.3%

9.5%

Disclosure Non-GAAP Financial Measures

U.S. CONCRETE, INC.

ADDITIONAL STATISTICS

(In thousands, unless otherwise noted; unaudited)

We report our financial results in a

ccordance with generally accepted accounting principles

in the United States

(“GAAP”).

However, our management believes that certain non

-

GAAP performance measures and ratios, which

our management uses in managing our business, may provide users of this fi nancial information additional

meaningful comparisons between current results and results in prior operating periods. See the table below for

(1)

presentations of our EBITDA, EBITDA margin

, Net Debt

and Free Cash Flow for the three months ended

March

31, 2

00

7

and March 31, 200

6

and (2)

corresponding reconciliations to GAAP financial measures for the three months ended March 31, 200

7

and March 31, 200

6

.

W

e have

also

included

in the table below

certain Ready

-

Mixed

Concrete Statistics for the three months end

ed March 31, 200

7

and March 31, 200

6

.

We define EBITDA as our

net income (loss) plus the provision

(benefit)

for income taxes, net interest expense

and noncash

goodwill

impairments, depreciation, depletion and amortization. We define EBITDA margin as the

a

mount determined by dividing EBITDA by total sales.  We have included EBITDA and EBITDA margin in the accompanying tables because they are widely used by investors for valuation and comparing our financial performance with the performance of other building

material companies. We also use EBITDA to monitor and

compare the financial performance of our operations.  EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually availa ble for capital

expenditures.  In addition, our presentation of EBITDA may not be comparable to similarly titled measures other companies report.

We define Free Cash Flow as cash provided by

(used in)

operations less capital expenditures for property, plan

t

and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments.

We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash

equivalents.  We believe that

N

et

D

ebt is useful to investors as a measure of our financial position.

Non

-

GAAP financial measures should be viewed in addition to, and not as an alternative for, our report ed

operating results or cash flow from operations or any other measure of performance prepared in accordance with

GAAP.

Three Months

Ended

Ma

rch 31, 200

7

T

hree Months

Ended

March 31, 200

6

Ready

-

Mixed Concrete Statistics:

Average price per cubi

c yards (in dollars)

................................

......................

$

90.50

$

89.83

Volume in cubic yards (in thousands)

................................

.............................

1,514

1,272

EBITDA

R

econciliation:

Net loss

................................

................................

................................

............

$

(5,748)

$

(2,701)

Income tax benefit

................................

................................

...........................

(3,825)

(1,660)

Interest expense, net

................................

................................

........................

6,867

3

,936

Depreciation, depletion and amortization

................................

.......................

7,218

4,176

EBITDA

................................

................................

................................

..........

$

   4

,

512

$

   3,751

EBITDA

M

argin

................................

................................

................................

.

2.7%

2.7%

Free Cash Flow

R

econciliation:

Net cash provided by (used in) operations

................................

......................

$

(972)

$

645

Less capital expenditur

es, net of disposals of $

250

and $1,056

......................

(7,374)

(4,342)

Free Cash Flow

................................

................................

...............................

$

   (8,346)

$

   (3,697)

Net Debt

R

econciliation:

   Total debt, including current maturities and capital lease obligations..............

$

312,523

$

200

,840

   Less cash and cash equivalents.........................................................................

9,501

109,178

   Net Debt...........................................................................................................

$

3

03,022

$

91,662

Disclosure Non-GAAP Financial Measures

Use of Non

-

GAAP Financial Measures

We have provided non

-

GAAP adjusted earnings per share information for the three months and year ended

December 31, 2006 in this press release in addition to providing financial results in accordance with GAAP. This infor

mation reflects, on a non

-

GAAP adjusted basis, our net income and earnings per diluted share after excluding the effects of the goodwill impairment charge of $38.8 million.  This non

-

GAAP financial information is provided to

assist in the user’s overall un

derstanding of the Company’s current financial performance.  Specifically, we believe the non

-

GAAP adjusted results provide useful information to both management and investors by excluding an expense item that we believe is not indicative of our core opera ting results.  The non

-

GAAP financial information

should be considered in addition to, not as a substitute for or as being superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with GAAP.  A reconcilia tion of this non

-

GAAP

information to our actual results for the three and twelve months ended December 31, 2006 is as follows:

Year Ended December 31, 2006

GAAP

Results

NON

-

GAAP

Adjustments

NON

-

GAAP

Adjusted

Results

(in thousands, except per shar

e amounts)

Sales

................................

................................

........................

$

789,522

$

-

$

789,522

Cost of goods sold

................................

................................

..

649,351

-

649,351

Impairments

................................

................................

............

38,964

(38,811)

153

Selling, general and administrative expenses

..........................

66,430

-

66,430

Depreciation, depletion and amortization

...............................

22,322

-

22,

322

Income from operations

................................

......................

12,455

38,811

51,266

Interest expense, net

................................

................................

21,585

-

21,585

Other income, net

................................

................................

....

1,850

-

1,850

Income (loss) before income taxes

................................

......

(7,280)

38,811

31,531

Income tax expense (benefit)

................................

..................

810

12,000

12,81

0

Net income (loss)

................................

................................

$

(8,090)

$

26,811

$

18,721

Diluted net income (loss) per share

................................

........

$

(0.22)

$

0.50

Diluted common shares outstanding

................................

.......

36,847

37,736

Three Months Ended December 31, 2006

GAAP

Results

NON

-

GAAP

Adjustments

NON

-

GAAP

Ad

justed

Results

(in thousands, except per share amounts)

Sales

................................

................................

........................

$

210,548

$

-

$

210,548

Cost of goods sold

................................

................................

..

171,582

-

171,582

Impairments

................................

................................

............

38,964

(38,811)

153

Selling, general and administrative expenses

..........................

19,607

-

19,607

Depreciation

, depletion and amortization

...............................

6,761

-

6,761

Income (loss) from operations

................................

.............

(26,366)

38,811

12,445

Interest expense, net

................................

................................

6,996

-

6,996

Other income, net

................................

................................

....

546

-

546

Income (loss) before income taxes

................................

......

(32,816)

38,811

5,995

Inc

ome tax expense (benefit)

................................

..................

(8,999)

12,000

3,001

Net income (loss)

................................

................................

$

(23,817)

$

26,811

$

2,994

Diluted net income (loss) per share

................................

........

$

(0.63)

$

0.08

Diluted common shares outstanding

................................

.......

37,891

38,379

US CONCRETE

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Disclosure Non-GAAP Financial Measures

We report our financial results in accordance with generally accepted accounting principles (“GAAP”) in the

United States. However, our management believes that certain non

-

GAAP performance measures and ratios, which

are used in managing our business, may

provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the tables below for (1)

presentations

of our EBITDA, EBITDA margin and Free Cash Flow for the three months an

d years ended December 31, 2006 and

December 31, 2005 and Net Debt as of December 31, 2006 and December 31, 2005 and (2)

corresponding

reconciliations to GAAP financial measures for these periods.  We have also included in the tables below certain

Ready

-

Mi

xed Concrete Statistics for the three months and years ended December 31, 2006 and December 31, 2005.

We define EBITDA as our net income (loss) plus the provision (benefit) for income taxes, net interest expense,

and noncash impairments, depreciation, depl

etion and amortization. We define EBITDA margin as the amount determined by dividing EBITDA by total sales.  We have included EBITDA and EBITDA margin in the accompanying tables because they are often used by investors for valuation and for comparing our f inancial

performance with the performance of other building material companies. We also use EBITDA to monitor and compare the financial performance of our operations.  EBITDA does not give effect to the cash we must use to service our debt or pay our incom

e taxes and thus does not reflect the funds actually available for capital expenditures.  In addition, our presentation of EBITDA may not be comparable to similarly titled measures other companies report.

We define Free Cash Flow as net cash provided by op

erations less capital expenditures for property, plant and

equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments.

We define

Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents.  We believe that net debt is useful to investors as a measure of our financial position.

Non

-

GAAP financial measures should be viewed in a

ddition to, and not as an alternative for, our reported

operating results or cash flow from operations or any other measure of performance prepared in accordance with

GAAP.

Three Months

Ended

December 31,

2006

Twelve Months

Ended

December 31,

2006

Ready

-

Mixed Concrete Statistics:

Average price per cubic yards (in dollars)

................................

.......................

$

87.86

$

87.71

Volume in cubic yards

................................

................................

....................

1,966

7,335

EBITDA reconciliation:

Net loss

................................

................................

................................

..........

$

(23,817)

$

(8,090)

Income tax provision (benefit)

................................

................................

........

(8,999

)

810

Interest expense, net

................................

................................

........................

6,996

21,585

Goodwill and other asset impairments

................................

............................

38,964

38,964

Depreciation, depletion and amortization

................................

.......................

6,761

22,322

EBITDA

................................

................................

................................

..........

$

19,905

$

75,591

EBITDA margin

................................

................................

................................

.

9.5%

9.6%

Free Cash Flow

reconciliation:

Net cash provided by operations

................................

................................

.....

$

19,560

$

39,

537

Less capital expenditures, net of disposals of $1.1 and $3.7 million

...............

(8,345)

(38,232)

Free Cash Flow

................................

................................

................................

$

11,215

$

1,305

Net Debt reconciliation:

   Total debt,

including current maturities and capital lease obligations............................................

$

303,292

   Less cash and cash equivalents.......................................................................................................

8

,804

   Net Debt.........................................................................................................................................

$

294,488

Disclosure Non-GAAP Financial Measures

Three Months

Ended

December 31,

2005

Twelve Months

Ended

December 31,

2005

Ready

-

Mixed Concrete Statistics:

Average price per cubic yards (in dollars)

................................

.......................

$

87.16

$

85.15

Volume in cubic yards

................................

................................

....................

1,441

5,298

EBITDA reconciliation:

Net income

................................

................................

................................

....

$

4,056

$

12,612

Income tax provision

................................

................................

.......................

2,428

8,121

Interest expense, net

................................

................................

........................

4,376

17,315

Depreciation, depletion and amortization

................................

.......................

3,808

13,591

EBITDA

................................

................................

................................

..........

$

14,668

$

51,639

EBITDA margin

................................

................................

................................

.

9.3%

9.0%

F

ree Cash Flow reconciliation:

Net cash provided by operations

................................

................................

.....

$

20,142

$

41,229

Less capital expenditures, net of disposals of $73 and $713

...........................

(5,293)

(17,253)

Free Cash Flow

................................

................................

................................

$

14,849

$

23,976

Net Debt reconciliation:

   Total

debt, including current maturities and capital lease obligations............................................

$

201,571

   Less cash and cash equivalents.....................................................................................................

..

23,654

   Net Debt.........................................................................................................................................

$

177,917

Appendix

US CONCRETE

Average Sales Price Trend

$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
96.01
$108.10
2005
2006

2005 Revenue Mix

Non-building
11%
Commercial
35%
Residential
54%

2006 Revenue Mix

Non-building
18%
Residential
34%
Commercial
48%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Northern California Market Area

US CONCRETE

Average Sales Price Trend

$70.00
$67.50
$65.00
$62.50
$60.00
6%
$64.84
$68.69
2005
2006

2005 Revenue Mix

Non-building
5%
Commercial
43%
Residential
52%

2006 Revenue Mix

Non-building
9%
Residential
44%
Commercial
47%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Dallas/Ft. Worth Market Area

US CONCRETE

Average Sales Price Trend

$110.00
$105.00
$100.00
$95.00
$90.00
$85.00
$92.65
$107.74
16%
2005
2006

2005 Revenue Mix

Non-building 16%
Residential 49%
Commercial 35%

2006 Revenue Mix

Non-building 14%
Residential 44%
Commercial 42%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Northern New Jersey Market Area

Average Sales Price Trend

$80.00
$77.50
$75.00
$72.50
$70.00
$67.50
$65.00
4%
$74.33
$77.34
2005
2006

2005 Revenue Mix

Non-building 15%
Residential 40%
Commercial 45%

2006 Revenue Mix

Non-building 16%
Residential 45%
Commercial 39%

THE NEW RESOURCE FOR THE CONSTRUCTION INDUSTRY

Michigan Market Area

Longbow Research Conference

May 30, 2007